                               2,300,000 Shares

                         CAREER EDUCATION CORPORATION

                         Common Stock, $.01 par value

                            UNDERWRITING AGREEMENT

                                                                     May 4, 2000

Credit Suisse First Boston Corporation
Chase Securities Inc.
Salomon Smith Barney Inc.
 As Representatives of the Several Underwriters,
  c/o Credit Suisse First Boston Corporation
       Eleven Madison Avenue
         New York, N.Y. 10010-3629

Ladies and Gentlemen:

     1. Introductory. Career Education Corporation, a Delaware corporation (the "Company"), proposes to issue and sell 1,680,000 shares of its Common
      -------
Stock, $.01 par value (the "Securities"), and the stockholders listed in
                            ----------
Schedule A hereto (the "Selling Stockholders") propose severally to sell an
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aggregate of 620,000 outstanding shares of the Securities (such 2,300,000 shares of Securities being hereinafter referred to as the "Firm Securities").  The
                                                    ---------------
Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 345,000 additional shares of its Securities (such 345,000 additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are
 -------------------
herein collectively called the "Offered Securities."  The Company and the
                                ------------------
Selling Stockholders hereby agree with the several Underwriters named in
Schedule B hereto (the "Underwriters") as follows:
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     2.   Representations and Warranties of the Company and the Selling
Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

               (i) A registration statement (No. 333-33550) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either (A) has
                                              ----------
     been declared effective under the Securities Act of 1933, as amended (the "Act"), and is not proposed to be amended or (B) is proposed to be amended
      ---
     by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective,
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

     either (A) an additional registration statement (the "additional
                                                           ----------
     registration statement") relating to the Offered Securities may have been
     ----------------------
     filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the
                                                         -----------
     Act and, if so filed, has become effective upon filing pursuant to Rule 462(b), and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement, or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to Rule 462(b) and, upon such filing, the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act
                                                     -----------
     or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial
                                  --------------
     registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, Effective Time with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration
                      --------------
     statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein and all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter
                                ------------
     referred to as the "Initial Registration Statement."  The additional
                         ------------------------------
     registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration
                                                 -----------------------
     Statement."  The Initial Registration Statement and the Additional
     ---------

     Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement."
      -----------------------                         ----------------------
     The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule
                                                                          ----
     424(b)") under the Act or (if no such filing is required) as included in a
     ------
     Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus." No
                                                            ----------
     document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

          (ii) (A) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (1) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations") and did not include any
                           ---------------------
          untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (2) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (3) on the date of this Agreement, each of the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (B) If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Selling Stockholder or by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Selling Stockholder is that described as such in Section 7(b) hereof and the
                                                   ------------
          only such information furnished by any Underwriter is that described as such in Section 7(c) hereof.
                     ------------

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

          (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified and in good standing that, individually or in the aggregate, do not have, and are reasonably likely not to have, a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").
      -----------------------

          (iv)   Each of the subsidiaries of the Company listed in Schedule C
                                                                   ----------
     hereto (the "Material Subsidiaries") has been duly incorporated and is an
                  ---------------------
     existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each Material Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified or in good standing that, individually or in the aggregate, do not have, and are reasonably likely not to have, a Material Adverse Effect; all of the issued and outstanding capital stock of each Material Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Material Subsidiary is owned by the Company, directly or through subsidiaries, free from any mortgage, pledge, lien, security interest, claim, encumbrance or other defect of any kind, except any of the foregoing that has been or will be granted under the Credit Agreement dated as of October 26, 1998, as amended (as described in the Prospectus); and, there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire such capital stock, any additional capital stock or any other securities of any such Material Subsidiary.

          (v) The Offered Securities to be sold by the Selling Stockholders and all other outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable and have been issued in compliance with applicable federal and state securities laws. The Offered Securities to be sold by the Company have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and nonassessable, and no further approval or authorization of the stockholders or the Board of Directors of the Company is or will be required for the issuance and sale of the Offered Securities as contemplated by this Agreement on each Closing Date (as defined below). The Offered Securities to be sold by the Selling Stockholders conform and the Offered Securities to be sold by the Company will conform to the descriptions thereof contained in the Prospectus under the captions "Capitalization" and "Description of Capital Stock" and on each Closing Date the stockholders of the Company will have no preemptive or similar rights with respect to the Offered Securities or any other securities of the Company.

          (vi) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this Agreement.

          (vii) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (viii) The Securities have been approved for listing, subject to notice of issuance, on The Nasdaq National Market.

          (ix) Except as described in the Prospectus, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement, except such as have been, or will be, obtained or made on or prior to the First Closing Date (as defined below).

          (x) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required, its stockholders and do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, and do not and will not constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under, and do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries (including any individual institution within such entity ("subsidiaries")) under, (A) the charter, by-laws or other
              ------------
     organizational documents of the Company or any such subsidiary, (B) except as described in the Prospectus, any statute, rule, regulation, requirement, order or decree of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over the Company or any such subsidiary or any of their properties, assets or operations, including, without limitation, The Higher Education Act of 1965, as amended, and the regulations promulgated thereunder (the "HEA"), or (C) any indenture,
                                              ---
     mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties, assets or operations of the Company or any such subsidiary is subject, except, in each case, for such conflicts, breaches, violations, defaults, liens, charges or encumbrances that, individually or in the aggregate, do not have, and are reasonably likely not to have, a Material Adverse Effect or that, individually or in the aggregate, do not have, and are reasonably likely not to have, a material adverse effect on the ability of the Company to consummate the transactions contemplated by this Agreement and perform its obligations hereunder. The sale of the Offered Securities or consummation of the other transactions contemplated by this Agreement will not constitute a change of ownership resulting in a "change of control" of the Company as defined in the HEA.

          (xi) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity, whether applied by a court of law or equity, and (B) rights to indemnity and contribution may be limited by federal or state securities laws or policies underlying such laws.

          (xii) Except as described in the Prospectus, the Company and its Material Subsidiaries have good and marketable title to all real properties and all other material properties and assets owned by them, in each case free from any mortgage, pledge, lien, security interest, claim, encumbrance or other defect of any kind, except any of the foregoing that do not have, and are reasonably likely not to have, a Material Adverse Effect; and, except as described in the Prospectus, the Company and its Material Subsidiaries hold any leased real or material personal property under valid and enforceable leases with no exceptions other than any exceptions that do not have, and are reasonably likely not to have, a Material Adverse Effect.

          (xiii) Except as described in the Prospectus, the Company and its subsidiaries possess all accreditations, approvals, authorizations, certificates, permits and licenses (collectively, "Licenses") issued by
                                                        --------
     appropriate governmental, regulatory or accrediting agencies or bodies, including, without limitation, all authorizations required for participation in federal aid programs under Title IV of the HEA ("Title IV
                                                                       --------
     Programs"), as are necessary to own, lease or operate their properties and
     --------
     to conduct the business now operated by them and all such Licenses are in full force and effect, except for failures to possess any such Licenses or failures of any such Licenses to be in full force and effect that, individually or in the aggregate, do not have, and are reasonably likely not to have, a Material Adverse Effect; the Company and its subsidiaries are in compliance with their respective obligations under such Licenses, subject to such qualifications as are described in the Prospectus; and, except as described in the Prospectus, neither the Company nor any of its subsidiaries has received written notice of any proceedings, investigations or inquiries (or has knowledge of any facts that could form a reasonable basis for any proceedings, investigations or inquiries) relating to the revocation, modification, termination or suspension of any such License, except for any such revocations, modifications, terminations or suspensions that, individually or in the aggregate, do not have, and are reasonably likely not to have, a Material Adverse Effect.

          (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that is reasonably likely to have a Material Adverse Effect.

          (xv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively,

     "intellectual property rights") necessary to conduct the business now
      ----------------------------
     operated by them, or currently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

          (xvi) Except as described in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property
                     ------------------
     contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate has, or is reasonably likely to have, a Material Adverse Effect; and the Company is not aware of any pending investigation that is reasonably likely to lead to such a claim.

          (xvii) Except as described in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened.

          (xviii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the entities covered thereby as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States of America applied on a consistent basis (except, with respect to unaudited interim financial statements, as otherwise described in the Prospectus); any financial statement schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial information included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (xix) Except as described in the Prospectus, since the date of the latest financial statements of the Company included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the

     Company and its subsidiaries taken as a whole, and, except as described in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (xx) Except as described in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or
     (C) obligations of the Company to issue any such capital stock, convertible or exchangeable securities or obligations, or warrants, rights or obligations.

          (xxi) The Company and its Material Subsidiaries maintain a system of internal accounting controls sufficient in all material respects for purposes of the prevention or detection of errors or irregularities in amounts that could be expected to be material to the Company's consolidated financial statements and the recording of transactions so as to permit the preparation of such consolidated financial statements in conformity with generally accepted accounting principles.

          (xxii) Neither the Company nor any of its Material Subsidiaries is in violation of (A) its charter, by-laws or other organizational documents or (B) except as described in the Prospectus, any statute, rule, regulation, requirement, order, decree or judgment of any governmental, regulatory or accrediting agency or body or any court having jurisdiction over the Company or any such Material Subsidiary; and no event of default (or event which with the giving of notice or the lapse of time, or both, would constitute an event of defaults) exists under any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such Material Subsidiary is bound or to which any of the properties, assets or operations of the Company or any such subsidiary is subject, except, in each case, for violations or events of default that, individually or in the aggregate, do not have, and are reasonably likely not to have, a Material Adverse Effect.

          (xxiii) The Company and its Material Subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as the Company believes are generally maintained by companies of established repute engaged in the same or a similar business, and all such insurance is in full force and effect.

          (xxiv) The Company has not taken and will not take, directly or indirectly, any action designed to or that could cause or result in the stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

          (xxv) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds therefrom as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

     (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

          (i) Such Selling Stockholder has, and on the Closing Date hereinafter mentioned will have, good and clear title to the Offered Securities to be delivered by such Selling Stockholder on such Offered Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire good and clear title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the information in the Initial Registration Statement under the caption "Selling Stockholders" which specifically relates to such Selling Stockholder (the "Selling
                                                            -------
     Stockholder Information") did not include any untrue statement of a
     -----------------------
     material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), the Selling Stockholder Information in each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Selling Stockholder Information in each of the Initial Registration Statement, and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement, does not include, or will not include, any untrue statement of a material fact or omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, then on the Effective Date of the Initial Registration Statement, the Selling Stockholder Information in the Initial Registration Statement and the Prospectus will not include any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes the legal, valid and binding obligation of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity, whether applied by a court of law or equity, and (B) rights to indemnity and contribution may be limited by federal and state securities laws or policies underlying such laws.

          (iv) Except as described in the Prospectus, no consent, approval, authorization or order of, filing with, any governmental agency or body or any court is required to be obtained or made for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, except such as have been, or will be, obtained or made on or prior to the First Closing Date.

          (v) The execution, delivery and performance by such Selling Stockholder of the Power of Attorney, the Custody Agreement and this Agreement, the sale of the Offered Securities to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of any of the other transactions herein and therein contemplated, do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute or will constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities under (A) in the case of a corporate Selling Stockholder, the charter, by-laws or other organizational documents of such Selling Stockholder, (B) except as described in the Prospectus, any statute, rule, regulation, requirement, order or decree of any governmental or accrediting agency or body or any court having jurisdiction over such Selling Stockholder or any of its properties, assets or operations or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties, assets or operations of such Selling Stockholder is subject, except, in each case, for such conflicts, breaches, violations, defaults, liens, charges and encumbrances that individually or in the aggregate, do not have, and are reasonably likely not to have, a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement, the Power of Attorney and the Custody Agreement or perform such Selling Stockholder's obligations hereunder and thereunder.

          (vi) The Power of Attorney and related Custody Agreement with respect to such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of each such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar law of general applicability relating to or affecting creditors' rights and to general equity principles.

          (vii) Except as described in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any third party that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

          (viii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that could cause or result in the stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to the

Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $30.71 per share, that number of Firm Securities (rounded up or down as determined by Credit Suisse First Boston Corporation ("CSFBC") in its
                                                       -----
discretion, in order to avoid fractions) obtained by multiplying 1,680,000 Firm Securities (in the case of the Company) and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto (in the
                                                       ----------
case of a Selling Stockholder) in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm
   ----------
Securities.

     Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery pursuant to this Agreement, under Custody Agreements made with Harris Trust and Savings Bank, as custodian ("Custodian"). Each Selling Stockholder agrees that
                             ---------
the shares represented by the certificates held in custody for such Selling Stockholder under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are, to that extent, irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or, in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities to be sold by such Selling Stockholder hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event of termination.

     The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank designated by the Company and the Selling Stockholders and reasonably acceptable to CSFBC drawn to the order of the Company in the case of the Firm Securities sold by the Company and to each Selling Stockholder in the case of the Firm Securities sold by such Selling Stockholder at the office of Katten Muchin Zavis, at 10:00 A.M., New York time, on May 10, 2000 or at such other time not later than seven full business days thereafter as CSFBC, the Company and the Custodian determine (such time being herein referred to as the "First Closing Date"). For purposes of Rule 15c6-1
                           ------------------
under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the
                                                            ------------
First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to this Agreement. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of CSFBC, Eleven Madison Avenue, New York, New York 10010, at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per share to be paid for the Firm

Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date," which may be the First
                                ---------------------
Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC
                                  ------------
but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of CSFBC, Eleven Madison Avenue, New York, New York 10010, at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company and the Selling Stockholders. The Company agrees with the several Underwriters and the Selling Stockholders and, with respect to clauses (j) and (k) below, each Selling Stockholder agrees with the Company and the several Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the 15th business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the

     Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent, which consent shall not be unreasonably withheld; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement that will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.
                             ---------

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) that will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the
                                                 -----------------
     45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal
      -----------------
     quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (three of which will be signed and will include all exhibits), each related preliminary prospectus and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution; provided, that the Company shall not be required to file a general consent to service of process or qualify to do business in any jurisdiction in which it is not so qualified.

          (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (h) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, or grants of employee or director stock options pursuant to the terms of a plan in effect on the date hereof or issuances of Securities pursuant to the exercise of such options.

          (i) The Company and each Selling Stockholder agree with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and such Selling Stockholder, as the case may be, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel to the Company) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the
                                                                ----
     Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters. Each Selling Stockholder will reimburse the Underwriters (if and to the extent incurred by them) for any transfer taxes on the sale by such Selling Stockholder of the Offered Securities to the Underwriters.

          (j)  Each Selling Stockholder agrees to deliver to CSFBC, attention:
     Transactions Advisory Group, on or prior to the First Closing Date, if any, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (k) Each Selling Stockholder agrees, for a period of 90 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC; provided, that Heller Equity Capital Corporation shall be permitted to transfer the Securities to any of its affiliates which agrees in writing to be bound by the terms of this Section 5(k).
                                   ------------

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations thereunder and stating substantially to the effect that:

               (i) in their opinion the financial statements and schedule of the Company audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

               (iii) on the basis of the review referred to in clause (ii) above and a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                         (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                         (B) at the date of the latest available balance sheet read by such accountants, and at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any decrease in stockholders' investment or change in the capital stock or any increase in total current liabilities or long term debt of the Company and its consolidated subsidiaries or any decrease in consolidated total current assets or total assets as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                         (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants and at a subsequent specified date not more than three business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period of the previous year, in consolidated total net revenue or income from operations of the Company or in the total or per share amounts of consolidated total net income of the Company;

          except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

               (iv) they have read any unaudited pro forma information included in the Prospectus, inquired of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether such unaudited pro forma financial information complies as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X under the Act; and proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma financial information;

               (v) on the basis of the procedures specified in clause (iv) above, nothing came to their attention that caused them to believe that the unaudited pro forma financial information referred to in clause (iv) above does not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the Act and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that information; and

               (vi) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial
                         -----------------------
     registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration
                -----------------------
     Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the
                                                     ----------
     prospectus included in the Registration Statements. All financial statements and schedules indicated in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a)
                                                                 ------------
     hereof. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be threatened by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries, taken as a whole, which, in the judgment of a majority in interest of the Underwriters (including the Representatives), is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iii) any banking moratorium declared by U.S. Federal or New York authorities; or (iv) any outbreak or escalation of major hostilities in which the United States of America is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters (including the Representatives), the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (d) The Representatives shall have received an opinion, dated such Closing Date, of Katten Muchin Zavis, counsel for the Company, to the effect that:

                    (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is qualified to do business as a foreign corporation in good standing in each jurisdiction listed in Schedule D hereto;
                                         ----------

                    (ii) The Offered Securities to be sold by the Selling Stockholders on such Closing Date and all other outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable. The Offered Securities to be sold by the Company have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and nonassessable. The Offered Securities conform in all material respects to the descriptions thereof contained in the Prospectus under the captions "Capitalization" and "Description of Capital Stock;"

                    (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement, other than as required under state securities laws or as have been obtained or made under the Act (it being understood that such counsel need express no opinion as to the matters described in Section 6(f)(ii), as to which Dow, Lohnes
                                      ----------------
          & Albertson, PLLC, is providing an opinion to the Underwriters, or
          Section 6(g)(ii), as to which Fraser Milner is providing an opinion to
          ----------------
          the Underwriters);

                    (iv) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions herein contemplated have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required, its stockholders and do not result in a breach or violation of any of the terms and provisions of, and do not constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under, and do not result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Material Subsidiaries under, (A) the charter, by-laws or other organizational documents of the Company or any such Material Subsidiary, (B) to the knowledge of such counsel, any statute, rule, regulation, requirement, order or decree of any governmental or regulatory agency or body or any court having jurisdiction over the Company or any such Material Subsidiary or any of their properties, assets or operations or (C) to the knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument that is material to the Company and the Material Subsidiaries, taken as a whole, and to which the Company or such Material Subsidiary is a party or by which the Company or any such Material Subsidiary is bound or to which any of the properties, assets or operations of the Company or any such Material Subsidiary is subject (it being understood that, in the case of clause (B) above, such counsel need express no opinion as to the matters described in
          Section 6(f)(iii), as to which Dow, Lohnes & Albertson, PLLC, is
          -----------------
          providing an opinion to the Underwriters, or Section 6(g)(iii), as to
                                                       -----------------
          which Fraser Milner is providing an opinion to the Underwriters);

                    (v) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown (it being understood that such counsel need express no opinion as to the matters described in Section
                                                                         -------
          6(f)(i), as to which Dow, Lohnes & Albertson, PLLC, is providing an
          ------
          opinion to the Underwriters, or Section 6(g)(i), as to which Fraser
                                          ---------------
          Milner is providing an opinion to the Underwriters); and

               (vi) This Agreement has been duly executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity, whether applied by a court of law or equity, and (B) rights to indemnity and contribution may be limited by federal and state securities laws or policies underlying such laws.

               In addition, such counsel shall state that (A) except as described in the Prospectus, to the knowledge of such counsel, there are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act; (B) such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; (C) except as described in the Prospectus, to the knowledge of such counsel, there are no pending or threatened actions, suits, proceedings or investigations against or affecting the Company or any of its subsidiaries or any of their respective properties, assets or operations that, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, would be reasonably likely to have, a Material Adverse Effect or would be reasonably likely to materially and adversely affect the ability of the Company to perform its obligations under this Agreement; and (D) they have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, the light of the circumstances under which they were made, not misleading (it being understood that for purposes of this subparagraph such counsel need express no opinion as to the financial statements and schedules and other financial and accounting data contained in the Registration Statements or the Prospectus or as to any matters described in Section 6(f), as to which Dow, Lohnes &
                                      ------------
          Albertson, PLLC, is providing an opinion to the Underwriters, or
          Section 6(g), as to which Fraser Milner is providing an opinion to the
          ------------
          Underwriters).

     In rendering such opinion, such counsel may rely as to matters governed by the laws of jurisdictions other than the laws of jurisdictions in which such counsel is admitted to practice and the federal laws of the United States of America and, to the extent deemed appropriate by such counsel, as to other matters upon the opinions of counsel reasonably satisfactory to the Representatives and counsel for the Underwriters.

          (e) The Representatives shall have received opinions, dated such Closing Date, of counsel for each Selling Stockholder satisfactory to the Representatives, to the effect that:

               (i) Immediately prior to the delivery of the Offered Securities being sold by such Selling Stockholder, such Selling Stockholder was the sole registered owner of the Offered Securities and has legal right and power, or, in the case of a corporate Selling Stockholder, corporate power and authority, to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date; and, upon payment for such Offered Securities, delivery to the Underwriters by such Selling Stockholder of such Offered Securities and registration of such Offered Securities in the names of the Underwriters or their nominees, assuming the Underwriters have purchased such Offered Securities for value, in good faith and without notice of any adverse claim as defined in Section 8-105 of the Uniform Commercial Code, the Underwriters will have acquired all the rights of such Selling Stockholder in such Offered Securities free of any adverse claim, any lien in favor of the Company and any restrictions on transfer imposed by the Company;

               (ii) This Agreement, the Power of Attorney and Custody Agreement have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes the legal, valid and binding obligations of such Selling Stockholder enforceable against such Selling Stockholder in accordance with their respective terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity, whether applied by a court of law or equity, and (B) rights to indemnity and contribution may be limited by federal and state securities laws or policies underlying such laws;

               (iii) No consent, approval, authorization, order of or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement (it being understood that such counsel need express no opinion as to the matters described in Section 6(f)(ii), as to which
                                                 ----------------
          Dow, Lohnes & Albertson, PLLC, is providing an opinion to the Underwriters, or Section 6(g)(ii), as to which Fraser Milner is
                           ----------------
          providing an opinion to the Underwriters); and

               (iv) The execution, delivery and performance by such Selling Stockholder of the Power of Attorney, the Custody Agreement and this Agreement and the consummation of the transactions contemplated herein and therein by such Selling Stockholder do not result in a breach or violation of any of the terms and provisions of, and do not constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities being sold by such Selling Stockholder under (A) in the case of a corporate Selling Stockholder, the charter, by-laws or other organizational documents of such Selling Stockholder, (B) to the knowledge of such counsel, any statute, rule, regulation, requirement, order or decree of any governmental or regulatory agency or body, or any court having jurisdiction over such Selling Stockholder or any of its properties, assets or operations or (C) to the knowledge of such counsel, any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties, assets or operations of such Selling Stockholder is subject, except, in each case, for such breaches, violations, defaults, liens, charges and encumbrances which could not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement, the Power of Attorney and the Custody Agreement or perform such Selling Stockholder's obligations hereunder and thereunder (it being understood that, in the case of clause (B) above, such counsel need express no opinion as to the matters described in Section 6(f)(iii), as to which Dow, Lohnes &
                                   -----------------
          Albertson, PLLC, is providing an opinion to the Underwriters, or
          Section 6(g)(iii), as to which Fraser Milner is providing an opinion
          -----------------
          to the Underwriters).

          (f) The Representatives shall have received from Dow, Lohnes & Albertson, PLLC, special United States regulatory counsel to the Company, such opinion or opinions, dated as of such Closing Date, to the effect that:

               (i) The statements contained in the Prospectus under the captions "Risk Factors -- Failure to Comply with Extensive Regulations Could Have a Material Adverse Effect on our Business" and the statements incorporated by reference into the Prospectus from the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (the "Form 10-K") under the caption "Financial Aid and
                     ---------
          Regulation" to the extent related to educational regulatory matters other than Canadian educational regulatory matters, insofar as such statements constitute a summary of legal matters, documents or proceedings with respect to the operation of postsecondary educational institutions and the offering of programs of postsecondary education in the United States of America (collectively, "U.S. Regulatory
                                                          ---------------
          Matters"), are accurate in all material respects;
          -------

               (ii) Except as disclosed in the Prospectus, no consent, approval, authorization, order, registration or qualification of, or filing with, the U.S. Department of Education under Title IV of the HEA or any state education agency under any similar state statute governing the authorization to operate postsecondary educational institutions is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities;

               (iii) To the knowledge of such counsel, except as disclosed in the Prospectus, the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein in connection with the issuance and sale of the Offered Securities do not result in a breach or violation of (A) Title IV of the HEA; (B) any rule, regulation or requirement of the U.S. Department of Education promulgated under Title IV of the HEA; or (C) any similar state statute governing the authorization to operate postsecondary educational institutions, except for any such breaches or violations that, individually or in the aggregate, do not have, and are reasonably likely not to have, a Material Adverse Effect;

               (iv) The consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities will not constitute a change of ownership resulting in a "change of control" as defined in the HEA; and

               (v) To the knowledge of such counsel, except as disclosed in the Prospectus, the Company and its subsidiaries have all necessary Licenses required for the Company and such subsidiaries to participate in the Title IV Programs as described in the Registration Statements and the Prospectus, except for any failures to possess any such Licenses that, individually or in the aggregate, do not have, and are not reasonably likely to have, a Material Adverse Effect.

               Such counsel shall also describe the extent to which they have participated in the preparation of those portions of the Registration Statements and the Prospectus relating to U.S. Regulatory Matters and state that nothing has come to their attention in the course of such participation to cause them to believe that the information relating to U.S. Regulatory Matters contained in any Registration Statement or any amendment thereto (and specifically excluding the financial statements and schedules and other financial and accounting data), as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that any such information contained in the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (g) The Representatives shall have received an opinion, dated such Closing Date, of Fraser Milner, special Canadian regulatory counsel for the Company, to the effect that:

               (i) The statements contained in the Prospectus under the caption "Risk Factors -- Failure to comply with extensive Canadian regulations could affect the ability of our Canadian schools to participate in Canadian financial aid programs" and the statements incorporated by reference into the Prospectus from the Form 10-K under the caption "Financial Aid and Regulation - Canadian Regulation"

          (collectively, the "Canadian Captions"), in each case, only to the
                              -----------------
          extent related to legislation, regulations and other legal requirements applicable specifically to the regulation of private vocational schools and student financial assistance programs thereat in the Province of Ontario and the regulation of private educational institutions and student financial assistance programs thereat in the Province of Quebec (collectively, "Canadian Educational Regulatory
                                             -------------------------------
          Matters"), insofar as such statements constitute a summary of Canadian
          -------
          Educational Regulatory Matters are, accurate in all material respects;

               (ii) Except as described in the Prospectus, no prior consent, approval, authorization, order, registration or qualification of, or filing with, any governmental or regulatory agency or body under any legislation or regulation related to Canadian Educational Regulatory Matters ("Canadian Educational Legislation") is required for the
                    --------------------------------
          consummation of the transactions contemplated by this Agreement; and

               (iii) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein do not result in a breach or violation of Canadian Educational Legislation, except for any such breaches or violations that, individually or in the aggregate, do not have, and are reasonably likely not to have, a Material Adverse Effect.

               Such counsel shall also state that they have no reason to believe that any statements relating to Canadian Educational Regulatory Matters contained in any Registration Statement or any amendment thereto under the Canadian Captions, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that any statements relating to Canadian Educational Regulatory Matters contained in the Prospectus or any amendment or supplement thereto under the Canadian Captions, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters governed by the laws of jurisdictions other than the laws of jurisdictions in which such counsel is admitted to practice and the federal laws of the United States of America upon the opinions of counsel reasonably satisfactory to the Representatives and counsel for the Underwriters. Further, Fraser Milner may qualify its opinion in such manner as counsel for the Underwriters may agree.

          (h) The Company shall have delivered to the Representatives agreements of the executive officers and directors of the Company and the Selling Stockholders to the effect that, for a period of 90 days after the date of the initial public offering of the Offered Securities, such persons will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC.

          (i) The Representatives shall have received from Sidley & Austin, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (j) The Representatives shall have received a certificate of the Company, dated such Closing Date, executed on behalf of the Company by the President or any Vice President and a principal financial or accounting officer of the Company after their reasonable investigation, to the effect that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are, to the knowledge of such officers, threatened by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (k) The Representatives shall have received a certificate, dated such Closing Date, of each Selling Stockholder, which, in the case of a corporate Selling Stockholder, shall be executed on behalf of such Selling Stockholder by a senior executive officer of such Selling Stockholder, after reasonable investigation, to the effect that: the representations and warranties of such Selling Stockholder in this Agreement are true and correct and such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

          (l) The Representatives shall have received a letter, dated such Closing Date, of Arthur Andersen LLP, which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

          (m) The Representatives shall have received copies of the certificate of incorporation or other equivalent document of each Material Subsidiary listed in Schedule E hereto, certified as of a date within fifteen days
               ----------
     prior to the Closing Date by the secretary of state or other equivalent governmental official of the jurisdiction of incorporation of such Material Subsidiary and certificates of appropriate governmental officials as to the good standing of such Material Subsidiary under the laws of the jurisdiction of its incorporation and as to the qualification of each Material Subsidiary to do business as a foreign corporation in good standing in each jurisdiction listed opposite its name in Schedule E
                                                               ----------
     hereto.

          (n) The Representatives shall have received such other opinions, certificates, letters and other documents from or on behalf of the Company or the Selling Stockholders as the Representatives shall reasonably request.

     The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Selling Stockholder or by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, however, that the foregoing indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or the Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities if a copy of the Prospectus or any amendment or supplement thereto was not sent or given to such person at or prior to the written confirmation of the sale of such Offered Securities to such person if required by the Act and the Prospectus or any amendment or supplement thereto would have cured the defect giving rise to such loss, claim, damage or liability.

     (b) Each Selling Stockholder will, severally and not jointly, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Selling Stockholder specifically for use therein, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Selling Stockholder consists of the Selling Stockholder Information; provided, however, that the liability of each Selling Stockholder pursuant to this subsection (b) is limited to the proceeds received (less underwriting discounts and commissions) by such Selling Stockholder, if any, from the sale of the Firm Securities; and provided, further, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities if a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Offered Securities to such person if required by the Act and the Prospectus would have cured the defect giving rise to such loss, claim, damage or liability.

     (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the penultimate paragraph of the cover page concerning the terms of the offering by the Underwriters, the list under the caption "Underwriting" setting forth the names of the Underwriters and the number of Firm Securities to be purchased by each Underwriter, the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting," the information responsive to Regulation M under the Act contained in the ninth paragraph under the caption "Underwriting" and the information contained under the caption "Notice to Canadian Residents."

     (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of such indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the relevant indemnified party, effect any settlement of any pending or threatened action in respect of which indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or
(c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the proceeds received (less underwriting discounts and commissions) by such Selling Stockholder, if any, from the sale of the Offered Securities exceeds the amount of any damages which such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default
                                    ---------
occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders or their officers (if applicable), of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the
   ---------
Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective
                                                    ---------
obligations of the Company, the Selling Stockholders and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have
            ---------
been purchased hereunder the representations and warranties in Section 2 and all
                                                               ---------
obligations under Section 5 shall also remain in effect; provided, however, that
                  ---------
the obligations of the Company in Sections 5 and 7 shall not affect any rights
                                  ----------     -
of the Company against any defaulting Underwriter. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (ii), (iii) or (iv) of
Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket
------------
expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or delivered to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed or delivered to it at 2800 West Higgins Road, Suite 790, Hoffman Estates, Illinois 60195, Attention: Chief Financial Officer, or, if sent to the Selling Stockholders or any of them, will be mailed or delivered to the addresses set forth in Schedule A hereto;
                                                     ----------
provided, however, that any notice to an Underwriter pursuant to Section 7 will
                                                                 ---------
be mailed or delivered, telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in
Section 7, and no other person will have any right or obligation hereunder.
---------

     12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. Messrs. Larson or Pesch will act for the Selling Stockholders other than Heller Equity Capital Corporation ("Heller") in connection with such transactions, and any action under or in
  ------
respect of this Agreement taken by Messrs. Larson or Pesch will be binding upon such Selling Stockholders. Charles P. Brissman or Renee M. Rempe will act for Heller in connection with such transactions, and any action under or in respect of this Agreement taken by Mr. Brissman or Ms. Rempe will be binding upon Heller.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.


                                  Very truly yours,

                                  CAREER EDUCATION CORPORATION



                                  By:  /s/  Patrick K. Pesch
                                     ------------------------------------------.
                                     Patrick K. Pesch
                                     Senior Vice President and
                                     Chief Financial Officer

                                  SELLING STOCKHOLDERS


                                  /s/  John M. Larson
                                  ---------------------------------------------.
                                  John M. Larson



                                  By:  /s/  John M. Larson
                                     ------------------------------------------.
                                     John M. Larson or Patrick K. Pesch
                                       As attorneys-in-fact acting on behalf of
                                       Nick Fluge, Jacob P. Gruver and Andre
                                       Jean-Marie Cointreau



                                  By:  /s/ Renee M. Rempe
                                     ------------------------------------------.
                                     Charles P. Brissman or Renee M. Rempe
                                       As attorneys-in-fact acting on behalf of
                                       Heller Equity Capital Corporation

     The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

     CREDIT SUISSE FIRST BOSTON CORPORATION
     CHASE SECURITIES INC.
     SALOMON SMITH BARNEY INC.


          Acting on behalf of themselves and as the Representatives of the several Underwriters.


          By: CREDIT SUISSE FIRST BOSTON CORPORATION

          By: /s/ Charles B. Edelstein
             -----------------------------------
             Name: Charles B. Edelstein
             Title:  Managing Director

                                   SCHEDULE A

                                                       Number of Firm            Number of Optional
                                                    Securities to be Sold       Securities to be Sold
                                                    ---------------------       ---------------------
Company                                                   1,680,000                      345,000

Selling Stockholders
--------------------

Heller Equity Capital Corporation                           500,000
500 West Monroe St.
Suite 1900
Chicago, Illinois 60661
Attention: Charles P. Brissman

Andre Jean-Marie Cointreau                                   50,601
78 Brompton Square
London SW3 2AD G B

John M. Larson                                               50,500
c/o Career Education Corporation
2895 Greenspoint Parkway, Suite 600
Hoffman Estates, IL 60195

Jacob P. Gruver                                              10,000
c/o Career Education Corporation
2895 Greenspoint Parkway, Suite 600
Hoffman Estates, IL 60195

Nick Fluge                                                    8,899
c/o Career Education Corporation
2895 Greenspoint Parkway, Suite 600
Hoffman Estates, IL 60195

     TOTAL                                                2,300,000                      345,000
                                                          =========                      =======

                                     A-1-

                                  SCHEDULE B

                                                              Number of Firm
          Underwriter                                   Securities to be Purchased
          -----------                                   --------------------------
Credit Suisse First Boston Corporation                            1,182,500
Chase Securities Inc.                                               483,750
Salomon Smith Barney Inc.                                           483,750
Barrington Research Associates, Inc.                                 25,000
CJS Securities, Inc.                                                 25,000
First Analysis Securities Corporation                                25,000
Legg Mason Wood Walker, Incorporated                                 25,000
SunTrust Equitable Securities Corporation                            25,000
U.S. Bancorp Piper Jaffray Inc.                                      25,000
                                                                  ---------
                                            TOTAL                 2,300,000
                                                                  =========

                                     B-1-

                                  SCHEDULE C

                      DOMESTIC AND FOREIGN QUALIFICATIONS
                       OF CAREER EDUCATION CORPORATION'S
                             MATERIAL SUBSIDIARIES


--------------------------------------------------------------------------------
                   COMPANY                              JURISDICTION(S)
--------------------------------------------------------------------------------
Al Collins Graphic Design School, Ltd.         Delaware*
                                               Arizona
--------------------------------------------------------------------------------
Allentown Business School, Ltd.                Delaware*
                                               Pennsylvania
--------------------------------------------------------------------------------
Brooks College, Ltd.                           Delaware*
                                               California
--------------------------------------------------------------------------------
Brown Institute, Ltd.                          Delaware*
                                               Minnesota
--------------------------------------------------------------------------------
CEC Holdings I, Inc.                           Delaware*
--------------------------------------------------------------------------------
     Briarcliffe College                       New York*
--------------------------------------------------------------------------------
     Brooks Institute of Photography, LLC      Delaware*
                                               California
--------------------------------------------------------------------------------
     California Culinary Academy, Inc.         California*
--------------------------------------------------------------------------------
     CEC Employee Group, LLC                   Delaware*
--------------------------------------------------------------------------------
     The Katharine Gibbs School of             New Jersey*
     Piscataway, Inc.
--------------------------------------------------------------------------------
     The Katharine Gibbs Corporation -         New York*
     New York
--------------------------------------------------------------------------------
     The Katharine Gibbs Corporation-          New York*
     Melville
--------------------------------------------------------------------------------
     The Katharine Gibbs School of             Connecticut*
     Norwalk, Inc.
--------------------------------------------------------------------------------
     The Katharine Gibbs School of             Rhode Island*
     Providence, Inc.
--------------------------------------------------------------------------------
     The Katharine Gibbs School of             Massachusetts*
     Boston, Inc., a private two-year
     college
--------------------------------------------------------------------------------
     LCB Culinary School, LLC                  Delaware*
--------------------------------------------------------------------------------
     McIntosh College, Inc.                    Delaware*
                                               Massachusetts
                                               New Hampshire
--------------------------------------------------------------------------------
    Washington Business School, Ltd.           Delaware*
                                               Virginia
--------------------------------------------------------------------------------
CEC Management, Inc.                           Illinois*
--------------------------------------------------------------------------------
The Cooking and Hospitality Institute of       Illinois*
 Chicago, Inc.
--------------------------------------------------------------------------------
Harrington Institute of Interior Design, Inc.  Illinois*
--------------------------------------------------------------------------------

                                     C-2-

--------------------------------------------------------------------------------
IAMD, Limited                                  Delaware*
--------------------------------------------------------------------------------
    International Academy of                   Illinois*
    Merchandising & Design, Ltd.
--------------------------------------------------------------------------------
    International Academy of                   Florida*
    Merchandising & Design, Inc.
--------------------------------------------------------------------------------
International Academy of Merchandising &       Ontario*
 Design (Canada), Ltd.
--------------------------------------------------------------------------------
International Academy of Design, Inc.          Quebec*
 (a.k.a. Academie Internationale du Design,
 Inc.)
--------------------------------------------------------------------------------
Market Direct, Inc.                            Illinois*
                                               Arizona
--------------------------------------------------------------------------------
School of Computer Technology, Inc             Delaware*
                                               Pennsylvania
                                               West Virginia
--------------------------------------------------------------------------------
Scottsdale Culinary Institute, Ltd.            Delaware*
                                               Arizona
--------------------------------------------------------------------------------
Southern California School of Culinary Arts,   Delaware*
 Ltd.                                          California

--------------------------------------------------------------------------------
Western Culinary Institute, Ltd.               Delaware*
                                               Oregon
--------------------------------------------------------------------------------

*Indicates domestic jurisdiction

                                     C-2-

                                  SCHEDULE D



                     Foreign Qualifications of the Company

                       Delaware (domestic jurisdiction)
                                   Illinois

                                     D-1-

                                  SCHEDULE E


                    DOMESTIC AND FOREIGN QUALIFICATIONS OF
                          CERTAIN OF CAREER EDUCATION
                      CORPORATION'S MATERIAL SUBSIDIARIES


Al Collins Graphic Design School, Ltd.                           Delaware*
                                                                 Arizona
Brooks College, LTD.                                             Delaware*
                                                                 California
Brown Institute, LTD.                                            Delaware*
                                                                 Minnesota
CEC Holdings I, Inc.                                             Delaware*
Harrington Institute of Interior Design, Inc.                    Illinois*
IAMD Limited                                                     Delaware*
The Katharine Gibbs School Corporation - New York                New York*
School of Computer Technology, Inc.                              Delaware*
                                                                 Pennsylvania
                                                                 West Virginia




*Indicates domestic jurisdiction

                                     E-1-